EXHIBIT 99

                      Chase Funding Loan Acquisition Trust
           Mortgage Loan Asset-Backed Certificates, Series 2003-C2

                           $300,000,000 (Approximate)
                               Subject to Revision

                  December 8, 2003- Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding the preceding sentence or anything else to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

                             PRELIMINARY TERM SHEET
                                December 8, 2003

                      Chase Funding Loan Acquisition Trust
           Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                   Residential Mortgage Loan Securitization

                           $300,000,000 (Approximate)
                               Subject to Revision


===================================================================================================================================
                    Principal
                      Amount       Offering                                                                  Expected Ratings
   Class           (Approx.) (1)     Type           Coupon          WAL (Yrs) (2)      Tranche Type (3)     [Moody's/S&P/Fitch]
   ------         -----------        ----           ------          ---------          -------------        -------------------
-----------------------------------------------------------------------------------------------------------------------------------
     IA             $89,343,000     Public          4.750%             5.78              Senior PT             [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
    IA-X          $5,002,831(4)     Public          4.750%             5.95              Senior IO             [Aaa/AAA/AAA]
    IA-P             $2,467,986     Public           N/A               5.85              Senior PO             [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
     IIA           $181,307,000     Public          5.500%             7.77              Senior PT             [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
    IIA-X         $6,026,035(4)     Public          5.500%             8.14              Senior IO             [Aaa/AAA/AAA]
    IIA-P            $7,381,228     Public           N/A               7.99              Senior PO             [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
      R                    $100     Public          4.750%             0.10              Senior R              [Aaa/AAA/AAA]
-----------------------------------------------------------------------------------------------------------------------------------
     B-1             $6,000,000     Public          5.255%            10.60              Mezzanine              [Aa2/AA+/AA]
     B-2             $4,500,000     Public          5.255%            10.60             Subordinate              [A2/A+/A]
     B-3             $3,900,000     Public          5.255%            10.60             Subordinate           [Baa2/BBB+/BBB]
-----------------------------------------------------------------------------------------------------------------------------------
   B-4(5)            $2,100,000    Private           N/A               N/A              Subordinate                 N/A
   B-5(5)              $450,000    Private           N/A               N/A              Subordinate                 N/A
   B-6(5)            $2,550,686    Private           N/A               N/A              Subordinate                 N/A
===================================================================================================================================
Total:             $300,000,000

(1) The Certificates (as described herein) are collateralized by a pool of Fixed Rate loans. The aggregate balance of the Certificates is subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

(2)   WAL for the Certificates are shown to Maturity.

(3)   PT = Pass-through
      IO = Interest Only certificate
      PO = Principal Only certificate
      R = REMIC residual interest

(4) The Class IA-X and Class IIA-X Certificates are not entitled to principal and have no principal amount. Each such Class bears interest based on a notional amount equal to, for an Distribution Date,, the product of the aggregate Scheduled Principal Balance of the Non-Discount Mortgage Loans in the applicable loan group and a fraction, the numerator of which is the weighted average of the excess of the weighted average of the net mortgage interests rates in the applicable loan group over 4.750% (in the case of the Class IA-X Certificates) or 5.500% (in the case of the Class IIA-X Certificates) and the denominator of which is 4.750% (in the case of the Class IA-X Certificates) or 5.500% (in the case of the Class IIA-X Certificates).

(5)   Not Publicly Offered.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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      JPMorgan                         2

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

Title of Certificates:           Chase Funding Loan Acquisition Trust, Mortgage
                                 Loan Asset-Backed Certificates, Series 2003-C2, consisting of the following offered classes:

                                 Class IA, Class IA-P and Class IA-X (the "Class IA Certificates"), Class IIA, Class IIA-P, Class IIA-X (the "Class IIA Certificates" and together with the Class IA Certificates the "Class A Certificates"), Class R Certificates (together with the Class A Certificates, the "Senior Certificates").

                                 The Senior Certificates and the Class B-1,
                                 Class B-2 and Class B-3 Certificates are together referred to as the "Offered Certificates".

                                 The Class A, Class R, Class B-1, Class B-2 and Class B-3 Certificates will be publicly offered on the terms contained herein pursuant to the prospectus and the prospectus supplement.

                                 The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 are referred to as the "Class B Certificates" or the "Subordinate Certificates".

                                 The Class B-4, Class B-5 and Class B-6
                                 Certificates are not being publicly offered.

Underwriter:                     J.P. Morgan Securities Inc.

Depositor:                       Chase Funding, Inc.

Seller:                          Chase Manhattan Mortgage Corporation.

Servicer:                        Chase Manhattan Mortgage Corporation.

Trustee:                         Wachovia Bank, N.A.

Cut-Off Date:                    December 1, 2003.

Pricing Date:                    On or about December 11, 2003.

Closing Date:                    On or about December 19, 2003.

Distribution Dates:              Distribution of principal and interest on the
                                 certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2004.

Registration:                    The Offered Certificates (other than the Class
                                 R Certificates) will be made available in book-entry form through DTC. The Class R
                                 Certificates will be issued in definitive, fully registered form.

ERISA
Considerations:                  The Offered Certificates (other than the Class
                                 R Certificates) are expected to be ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates. The Class R
                                 Certificates are not expected to be ERISA eligible.

Legal Investment:                The Class A and Class B-1 Certificates are
                                 expected to constitute "mortgage-related securities" for the purposes of SMMEA.

Tax Status:                      It is anticipated that the Offered Certificates
                                 (other than the Class R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificates will be treated as a REMIC residual interest for tax purposes.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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      JPMorgan                         3
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                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

Optional
Termination:                     The Servicer has the option to exercise a call
                                 on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                                 Property in the related loan group (up to the stated principal balance of the related
                                 Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

Prepayment Speeds:               Group I Mortgage Loans: 130% PSA.
                                 Group II Mortgage Loans: 170%  PSA.

                                 (100% PSA is defined as 0.2% CPR in month 1, building to 6% CPR by month 30, and remaining constant at 6% CPR thereafter)

Interest
Payment Basis:                   For all Certificates, 30/360.

Interest Accrual Period:         The calendar month proceeding the month in
                                 which the Distribution Date occurs.

Mortgage Loans:                  As of the Cut-off Date, the aggregate principal
                                 balance of the mortgage loans described herein is approximately $300,662,853(1) (the "Mortgage
                                 Loans"). The Mortgage Loans are all fully amortizing fixed rate loans secured by first liens on one- to four-family residential properties. The Mortgage Loans will be divided into two loan groups by original maturity: The
                                 "Group I Mortgage Loans" consist of loans with an original maturity of 15 years or less, while the "Group II Mortgage Loans" consist of loans with an original maturity of greater than 15 years.

                                 The Class IA Certificates and the Class R
                                 Certificates will be backed by the Group I
                                 Mortgage Loans. The Class IIA Certificates will be backed by the Group II Mortgage Loans. The Class B Certificates will be backed by all Mortgage Loans.

                                 All of the mortgage loans were originated by a third party, and subsequently purchased by the Seller. Each mortgage loan was re-underwritten to determine its conformity with the criteria for Chase Manhattan Mortgage Corporation's underwriting guidelines for "B&C Quality Mortgage Loans." All of the Mortgage Loans conformed in all material respects to Chase Manhattan Mortgage Corporation's underwriting guidelines.

                                 See the attached collateral descriptions for more information.

(1) The mortgage pool as of the Closing Date will exclude some of the Mortgage Loans that are included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the exclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission within, fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         4
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                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

Administrative Fees:             The Servicer and Trustee will be paid fees
                                 aggregating approximately 26 bps per annum
                                 (payable monthly) on the stated principal balance of the Mortgage Loans.

Compensating Interest:           The amount of servicing fee otherwise payable
                                 to the Servicer for any month on any
                                 Distribution Date will be reduced in an amount up to the amount of any shortfall in interest payments resulting from (i) prepayments received in full during the period from the 16th calendar day through the last calendar day of the previous month and (ii) partial prepayments received during the previous calendar month, less any interest payments due with respect to prepayments in full received during the period from the 1st through the 15th of the month of such Distribution Date;
                                 provided that any such reduction of the
                                 servicing fee otherwise payable with respect to that Distribution Date will be limited to the product of (1) one-twelfth of 0.35% and (2) the aggregate stated principal balance of the mortgage loans with respect to the related
                                 Distribution Date.

Prepayment Period:               With respect to any Distribution Date,
                                 unscheduled prepayments of principal in full received during the period from the 16th calendar day of the prior calendar month (or from the Cut-Off Date in the case of the first
                                 Distribution Date) through the 15th of the month of such Distribution Date and partial prepayments received during the previous calendar month will be passed through on such Distribution Date to Certificateholders then entitled to principal distributions.

Non-PO Senior
Certificates:                    The Class IA, Class IA-X, Class IIA and Class
                                 IIA-X Certificates.

PO Senior
Certificates:                    The Class IA-P and IIA-P Certificates.

Credit Enhancement:              Senior/subordinate, shifting interest
                                 structure. The credit enhancement information shown below is subject to final rating agency approval.

                                 Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 6.50% total subordination.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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      JPMorgan                         5
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                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

Subordination:    The rights of the holders of each class of Subordinate
                  Certificates to receive distributions will be subordinated to the rights of the holders of the Senior Certificates and the holders of the classes of Subordinate Certificates, if any, with lower numerical designations to receive distributions.

                  In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

                  (i) Priority of Distributions: By the preferential right of the holders of such classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amount of interest and principal due on the more senior classes of certificates and, if necessary, by the right of such senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and

                  (ii) Allocation of Losses: By the allocation to the more junior classes of certificates (in inverse order of seniority), until their respective certificate principal balances have been reduced to zero, of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors prior to the allocation of such losses to the more senior classes of certificates related to the loan group in which the losses occurred (other than certain excess losses arising from special hazards, mortgagor fraud or mortgagor bankruptcy) within a loan group. Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) within a loan group will be allocated to the related portion of the Subordinate Certificates and the Class A Certificates related to such loan group on a pro rata basis.

                  ---------------------------------------------------------
                                      Moody's/S&P/Fitch     Subordination
                  ---------------------------------------------------------
                  Senior Certificates    Aaa/AAA/AAA            6.50%
                  Class B-1              Aa2/AA+/AA             4.50%
                  Class B-2                A2/A+/A              3.00%
                  Class B-3             Baa2/BBB+/BBB           1.70%
                  Class B-4              Ba2/BB+/BB             1.00%
                  Class B-5                B2/B+/B              0.85%
                  Class B-6               NR/NR/NR              0.00%
                  ---------------------------------------------------------

                  ---------------------------------------------------------
                                      Moody's/S&P/Fitch      Class Size
                  ---------------------------------------------------------
                  Senior Certificates    Aaa/AAA/AAA           93.50%
                  Class B-1              Aa2/AA+/AA             2.00%
                  Class B-2                A2/A+/A              1.50%
                  Class B-3             Baa2/BBB+/BBB           1.30%
                  Class B-4              Ba2/BB+/BB             0.70%
                  Class B-5                B2/B+/B              0.15%
                  Class B-6               NR/NR/NR              0.85%
                  ---------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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      JPMorgan                         6

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
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Shifting Interest
Percentage:

                  Until the first Distribution Date occurring after December 2008, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date). After such time and subject to standard loan performance triggers, the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                  The prepayment percentages on the Subordinate Certificates are as follows:

                  Periods:                             Unscheduled Principal Payments (%)
                  --------                             ----------------------------------
                  January 2004 - December 2008                       0% of Pro Rata Share
                  January 2009 - December 2009                      30% of Pro Rata Share
                  January 2010 - December 2010                      40% of Pro Rata Share
                  January 2011 - December 2011                      60% of Pro Rata Share
                  January 2012 - December 2012                      80% of Pro Rata Share
                  January 2013 and after                           100% of Pro Rata Share

                  Provided, however, that no reduction of the Shifting Interest Percentage below the level in effect for the most recent period shall occur with respect to any Distribution Date unless, as of the last day of the month preceding such Distribution Date:

                  (i) The aggregate outstanding principal balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related mortgaged property has been acquired by the trust) does not exceed 50% of the aggregate principal balance of the Subordinate Certificates as of such date; and

                  (ii)  Cumulative realized losses do not exceed:

                        (a) 30% of the aggregate principal balance of the Subordinate Certificates as of the date of issuance of the Certificates (the "Original Subordinated Principal Balance") if such Distribution Date occurs in the year beginning with and including the fifth anniversary of the first Distribution Date;

                        (b) 35% of the original subordinated principal balance if such Distribution Date occurs in the year beginning with and including the sixth anniversary of the first Distribution Date;

                        (c) 40% of the original subordinated principal balance if such Distribution Date occurs in the year beginning with and including the seventh anniversary of the first Distribution Date;

                        (d) 45% of the original subordinated principal balance if such Distribution Date occurs in the year beginning with and including the eighth anniversary of the first Distribution Date; and

                        (e) 50% of the original subordinated principal balance if such Distribution Date occurs in the year beginning with and including the ninth anniversary of the first Distribution Date and thereafter.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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      JPMorgan                         7

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans, on a loan
                           group by loan group basis, will be distributed in the following order of priority:

                           1. To each Class of Non-PO Senior Certificates related to such loan group, the sum of (i) the accrued interest with respect to such Class and
                                (ii) any unpaid interest shortfall with respect to such Class from prior Distribution Dates;

                           2. From amounts available from Group I Mortgage Loans, to the Class R Certificates, principal, until its balance is reduced to zero;

                           3. Concurrently to the Non-PO Senior Certificates and the PO Senior Certificates related to such loan group, the respective share of principal allocable to such Classes;

                           4. To the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, in sequential order, accrued and any unpaid interest shortfall with respect to such Class from prior Distribution Dates and the respective share of principal allocable to such Classes;

                           5. To the Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates, in sequential order, accrued and any unpaid interest shortfall with respect to such Class from prior Distribution Dates and the respective share of principal allocable to such Classes; and

                           6. To the Class R Certificate, any remaining amount.

Interest Distributions:    For all Classes of Certificates, accrued interest
                           will be reduced by the Class's allocable share of certain prepayment interest shortfalls and shortfalls resulting from the Soldiers and Sailors Civil Relief
                           Act of 1940, or any similar state laws, without any right of reimbursement.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    North American ABS and Conduits                     Syndicate/Sales Desk

                           Phone                                        Phone
NY:    Chris Schiavone     212-834-5372      NY:   Brian McDonald       212-834-4154
       Marty Friedman      212-834-5727            Randall Outlaw       212-834-4154
       Philip Li           212-834-5033            Stacey Mitchell      212-834-4154
       Tom Roh             212-834-5936            David Stern          212-834-4154
       Brian Mendell       212-834-5029
       Phillip Chun        212-834-5435
       Darya Zhuk          212-834-5308
       Kevin Lynn          212-834-5412


          Asset-Backed Trading                            Mortgage Trading

                           Phone                                         Phone
NY:    Peter Basso         212-834-3720      NY:   Greg Boester          212-834-2499
       John Lennon         212-834-3720            Tom Scudese           212-834-2499

               --------------------------------------------------

                                  Please Direct
                        All Questions and Orders to the:
                                 Syndicate Desk

                            Brian McDonald (x4-4154)
                            Randall Outlaw (x4-4154)
                            Stacey Mitchell (x4-4154)
                              David Stern (x4-4154)
               --------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         9

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                                 Summary Report
Aggregate Outstanding Principal Balance                  $300,662,853
Aggregate Original Principal Balance                     $303,897,510
Number of Mortgage Loans                                        2,229

                                                           Average(1)                               Minimum                Maximum
                                                           ----------                               -------                -------
Original Principal Balance                                   $136,338                               $18,500               $322,700
Outstanding Principal Balance                                $134,887                               $18,354               $321,380

                                                  Weighted Average(2)                               Minimum                Maximum
                                                  -------------------                               -------                -------
Original Term (mos)                                               288                                   120                    360
Stated Remaining Term (mos)                                       284                                   112                    356
Expected Remaining Term (mos)                                     283                                   104                    356
Loan Age (mos)                                                      4                                     3                      8
Current Interest Rate                                          5.530%                                4.250%                10.200%
Original Loan-to-Value                                         71.55%                                 7.65%                 95.00%
Credit Score (3)                                                  724                                   576                    819

                                                             Earliest                                Latest
Origination Dates                                             03/2003                               07/2003
Maturity Dates                                                04/2013                               08/2033

Lien Position                                   Percent of Loan Group      Loan Purpose                      Percent of Loan Group
                                                ---------------------                                        ---------------------
1st Lien                                                        100.0 %    Purchase                                            0.4 %
                                                                           Refinance - Rate/Term                              42.5 %
Occupancy                                       Percent of Loan Group      Refinance - Cashout                                57.1 %
                                                ---------------------
Owner-occupied                                                   99.2 %
Second Home                                                       0.1 %    Property Type                     Percent of Loan Group
Investment                                                        0.7 %                                      ---------------------
                                                                           Single Family Detached                             98.9 %
Documentation                                   Percent of Loan Group      Two- to Four-family Dwelling Unit                   0.3 %
                                                ---------------------      Condominium                                         0.7 %
24 Month Bank Statement                                           0.3 %    Manufactured Housing                                0.1 %
Stated Income                                                     7.6 %
Reduced Documentation                                             0.1 %
Full Documentation                                               92.1 %

Year of Origination                             Percent of Loan Group
                                                ---------------------
2003                                                            100.0 %

Notes:
(1)   Sum of Principal Balance divided by total number of loans
(2)   Weighted by Outstanding Principal Balance
(3)   Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         10

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                              Current Mortgage Rate

                                                         Number of       Aggregate Principal       Percent of
Current Mortgage Rates                              Mortgage Loans       Balance Outstanding       Loan Group
4.000% to 4.499%                                                34                $4,141,540              1.4 %
4.500% to 4.999%                                               450                54,669,379             18.2
5.000% to 5.499%                                               551                77,657,899             25.8
5.500% to 5.999%                                               860               118,929,170             39.6
6.000% to 6.499%                                               232                32,009,061             10.6
6.500% to 6.999%                                                95                12,376,711              4.1
7.000% to 7.499%                                                 4                   615,548              0.2
7.500% to 7.999%                                                 2                   245,191              0.1
10.000% to 10.499%                                               1                    18,354              0.0
                                                                 -                    ------              ---
Total:                                                       2,229              $300,662,853            100.0 %

Mortgage Rates Range is from: 4.250% to 10.200%
Weighted Average is: 5.530%

                       Remaining Months to Stated Maturity

                                                         Number of       Aggregate Principal       Percent of
Remaining Term (Months)                             Mortgage Loans       Balance Outstanding       Loan Group
109 to 120                                                      76                $7,657,236              2.5 %
169 to 180                                                     764                90,753,624             30.2
229 to 240                                                     167                22,605,997              7.5
289 to 300                                                      90                12,038,637              4.0
349 to 360                                                   1,132               167,607,360             55.7
                                                             -----               -----------             ----
Total:                                                       2,229              $300,662,853            100.0 %

Remaining Term Range is from (Months): 112 to 356
Weighted Average is (Months): 284


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         11

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                  Original Mortgage Loan Principal Balances

Range of Original Mortgage                               Number of       Aggregate Principal       Percent of
Loan Principal Balances                             Mortgage Loans       Balance Outstanding       Loan Group
$100,000 or Less                                               711              $ 55,948,299             18.6 %
$100,001 to $150,000                                           789                96,206,484             32.0
$150,001 to $200,000                                           405                69,111,844             23.0
$200,001 to $250,000                                           194                42,917,616             14.3
$250,001 to $300,000                                            96                25,889,797              8.6
$300,001 to $350,000                                            34                10,588,811              3.5
                                                                --                ----------              ---
Total:                                                       2,229              $300,662,853            100.0 %

Original Mortgage Loan Principal Balance Range is from: $18,500 to $322,700 Average is: $136,338

                              Product Type Summary

                                                         Number of       Aggregate Principal       Percent of
Product Type Summary                                Mortgage Loans       Balance Outstanding       Loan Group
10 to 14 Year Fixed Rate Mortgage Loan                          76                $7,657,236              2.5 %
15 to 19 Year Fixed Rate Mortgage Loan                         764                90,753,624             30.2
20 to 24 Year Fixed Rate Mortgage Loan                         167                22,605,997              7.5
25 to 29 Year Fixed Rate Mortgage Loan                          90                12,038,637              4.0
30 Year Fixed Rate Mortgage Loan                             1,132               167,607,360             55.7
                                                             -----               -----------             ----
Total:                                                       2,229              $300,662,853            100.0 %

                          Prepayment Penalties Summary

                                                         Number of       Aggregate Principal      Percent of
Prepayment Penalty Summary                          Mortgage Loans       Balance Outstanding      Loan Group
None                                                           364               $46,772,603            15.6 %
12 Months                                                      152                22,961,101             7.6
24 Months                                                        3                   366,359             0.1
36 Months                                                    1,710               230,562,790            76.7
                                                             -----               -----------            ----
Total:                                                       2,229              $300,662,853           100.0 %

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 34 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         12

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                               State Distributions

                            Number of             Aggregate Principal        Percent of
States                 Mortgage Loans             Balance Outstanding        Loan Group
Arizona                            64                      $8,197,516               2.7 %
California                        499                      81,815,853              27.2
Colorado                           42                       5,813,642               1.9
Connecticut                        40                       5,577,406               1.9
Delaware                           18                       2,419,047               0.8
Florida                           156                      18,096,537               6.0
Georgia                             7                       1,021,417               0.3
Hawaii                              4                         710,774               0.2
Idaho                              12                       1,196,786               0.4
Illinois                           69                       9,415,932               3.1
Indiana                            50                       4,849,407               1.6
Iowa                               40                       3,555,654               1.2
Kansas                             24                       2,542,801               0.8
Kentucky                           13                       1,326,890               0.4
Louisiana                          18                       1,603,760               0.5
Maine                               7                         842,721               0.3
Maryland                           72                      10,280,362               3.4
Massachusetts                      45                       7,133,909               2.4
Michigan                          102                      11,741,723               3.9
Minnesota                         115                      16,310,048               5.4
Mississippi                         4                         402,372               0.1
Missouri                           73                       7,217,924               2.4
Montana                             4                         363,466               0.1
Nebraska                           41                       3,930,514               1.3
Nevada                             36                       5,124,193               1.7
New Hampshire                      23                       3,294,251               1.1
New Jersey                         46                       6,187,306               2.1
New Mexico                          9                         992,423               0.3
New York                          118                      19,160,235               6.4
North Carolina                      1                         123,231               0.0
North Dakota                        1                         114,289               0.0
Ohio                               61                       6,270,394               2.1
Oklahoma                           24                       2,284,395               0.8
Oregon                             40                       5,490,327               1.8
Pennsylvania                       99                      11,734,068               3.9
Rhode Island                       23                       3,101,493               1.0
South Carolina                     17                       2,669,858               0.9
South Dakota                        1                         174,844               0.1
Tennessee                          18                       1,997,477               0.7
Texas                              44                       5,481,035               1.8
Utah                                3                         349,982               0.1
Vermont                             1                         173,240               0.1
Washington                         97                      14,310,683               4.8
Wisconsin                          47                       5,155,345               1.7
Wyoming                             1                         107,325               0.0
                                    -                         -------               ---
Total:                          2,229                    $300,662,853             100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         13

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                          Original Loan-to-Value Ratios

                                                         Number of      Aggregate Principal      Percent of
Range of Original Loan-to-Value Ratios              Mortgage Loans      Balance Outstanding      Loan Group
50.00% or Less                                                 328              $36,920,365            12.3 %
50.01% to 55.00%                                               110               14,490,793             4.8
55.01% to 60.00%                                               129               16,363,594             5.4
60.01% to 65.00%                                               155               20,100,500             6.7
65.01% to 70.00%                                               194               27,044,576             9.0
70.01% to 75.00%                                               199               27,379,119             9.1
75.01% to 80.00%                                               396               55,950,212            18.6
80.01% to 85.00%                                               233               32,547,539            10.8
85.01% to 90.00%                                               475               68,547,880            22.8
90.01% to 95.00%                                                10                1,318,274             0.4
                                                                --                ---------             ---
Total:                                                       2,229             $300,662,853           100.0 %

Loan-to-Value Ratios Range is from: 7.65% to 95.00%
Weighted Average is: 71.55%

                            Mortgage Loan Age Summary

                                                         Number of      Aggregate Principal      Percent of
Mortgage Loan Age (Months)                          Mortgage Loans      Balance Outstanding      Loan Group
3                                                                1                 $111,716             0.0 %
4                                                            1,214              166,330,845            55.3
5                                                              912              123,162,686            41.0
6                                                               74                8,074,076             2.7
7                                                               16                1,720,930             0.6
8                                                               12                1,262,601             0.4
                                                                --                ---------             ---
Total:                                                       2,229             $300,662,853           100.0 %

Weighted Average Age (Months) is: 4


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         14

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                            Aggregate Mortgage Loans

                              Credit Score Summary

                                                         Number of       Aggregate Principal        Percent of
Credit Scores                                       Mortgage Loans       Balance Outstanding        Loan Group
576 to 600                                                       1                  $120,972               0.0 %
601 to 650                                                      25                 3,770,328               1.3
651 to 700                                                     673                97,046,355              32.3
701 to 750                                                     823               111,843,189              37.2
751 to 800                                                     663                83,291,812              27.7
801 to 819                                                      44                 4,590,198               1.5
                                                                --                 ---------               ---
Total:                                                       2,229              $300,662,853             100.0 %

Credit Score Range is from: 576 to 819
Weighted Average (scored loans only) is: 724

                              Credit Grade Summary

                                                         Number of       Aggregate Principal        Percent of
Credit Grade                                        Mortgage Loans       Balance Outstanding        Loan Group
CMMC Wholesale/Retail Underwriting:
A*                                                           1,418              $188,114,698              62.6 %
AO                                                             759               105,332,761              35.0
A-                                                              22                 3,234,975               1.1
B                                                               21                 2,650,872               0.9
B-                                                               4                   667,833               0.2
C                                                                5                   661,714               0.2
                                                                 -                   -------               ---
Subtotal:                                                    2,229              $300,662,853             100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         15

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                                 Summary Report

Aggregate Outstanding Principal Balance                   $98,410,860
Aggregate Original Principal Balance                     $100,417,748
Number of Mortgage Loans                                          840

                                                           Average(1)                               Minimum                Maximum
                                                           ----------                               -------                -------
Original Principal Balance                                   $119,545                               $49,000               $322,699
Outstanding Principal Balance                                $117,156                               $42,339               $317,737

                                                  Weighted Average(2)                               Minimum                Maximum
                                                  -------------------                               -------                -------
Original Term (mos)                                               175                                   120                    180
Stated Remaining Term (mos)                                       171                                   112                    177
Expected Remaining Term (mos)                                     170                                   104                    177
Loan Age (mos)                                                      5                                     3                      8
Current Interest Rate                                          5.133%                                4.250%                 7.500%
Original Loan-to-Value                                         68.02%                                 7.65%                 94.09%
Credit Score (3)                                                  730                                   629                    819

                                                             Earliest                                Latest
                                                             --------                                ------
Origination Dates                                             03/2003                               07/2003
Maturity Dates                                                04/2013                               09/2018

Lien Position                                   Percent of Loan Group      Loan Purpose                      Percent of Loan Group
                                                ---------------------                                        ---------------------
1st Lien                                                        100.0 %    Purchase                                            0.3 %
                                                                           Refinance - Rate/Term                              46.7 %
Occupancy                                       Percent of Loan Group      Refinance - Cashout                                53.1 %
                                                ---------------------
Owner-occupied                                                   99.4 %
Second Home                                                       0.2 %    Property Type                     Percent of Loan Group
Investment                                                        0.4 %                                      ---------------------
                                                                           Single Family Detached                             99.2 %
Documentation                                   Percent of Loan Group      Two- to Four-family Dwelling Unit                   0.1 %
                                                ---------------------      Condominium                                         0.5 %
Full Documentation                                               93.4 %    Manufactured Housing                                0.2 %
Stated Income                                                     6.6 %

Year of Origination                             Percent of Loan Group
                                                ---------------------
2003                                                            100.0 %

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         16

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                              Current Mortgage Rate

                                                         Number of          Aggregate Principal            Percent of
Current Mortgage Rates                              Mortgage Loans          Balance Outstanding            Loan Group
4.000% to 4.499%                                                34                   $4,141,540                   4.2 %
4.500% to 4.999%                                               397                   47,451,000                  48.2
5.000% to 5.499%                                               199                   23,143,785                  23.5
5.500% to 5.999%                                               172                   20,085,009                  20.4
6.000% to 6.499%                                                28                    2,660,964                   2.7
6.500% to 6.999%                                                 9                      866,680                   0.9
7.500% to 7.999%                                                 1                       61,882                   0.1
                                                                 -                       ------                   ---
Total:                                                         840                  $98,410,860                 100.0 %

Mortgage Rates Range is from: 4.250% to 7.500%
Weighted Average is: 5.133%

                       Remaining Months to Stated Maturity

                                                         Number of          Aggregate Principal            Percent of
Remaining Term (Months)                             Mortgage Loans          Balance Outstanding            Loan Group
109 to 120                                                      76                   $7,657,236                   7.8 %
169 to 180                                                     764                   90,753,624                  92.2
                                                               ---                   ----------                  ----
Total:                                                         840                  $98,410,860                 100.0 %

Remaining Term Range is from (Months): 112 to 177
Weighted Average is (Months): 171


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         17

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

    Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                    Original Mortgage Loan Principal Balances

Range of Original Mortgage                               Number of          Aggregate Principal            Percent of
Loan Principal Balances                             Mortgage Loans          Balance Outstanding            Loan Group
$100,000 or Less                                               354                  $26,739,172                  27.2 %
$100,001 to $150,000                                           300                   36,115,323                  36.7
$150,001 to $200,000                                           123                   20,556,663                  20.9
$200,001 to $250,000                                            42                    9,183,898                   9.3
$250,001 to $300,000                                            18                    4,876,323                   5.0
$300,001 to $350,000                                             3                      939,482                   1.0
                                                                 -                      -------                   ---
Total:                                                         840                  $98,410,860                 100.0 %

Original Mortgage Loan Principal Balance Range is from: $49,00 to $322,699 Average is: $119,545

                              Product Type Summary

                                                         Number of          Aggregate Principal            Percent of
Product Type Summary                                Mortgage Loans          Balance Outstanding            Loan Group
10 to 14 Year Fixed Rate Mortgage Loan                          76                   $7,657,236                   7.8 %
15 to 19 Year Fixed Rate Mortgage Loan                         764                   90,753,624                  92.2
                                                               ---                   ----------                  ----
Total:                                                         840                  $98,410,860                 100.0 %

                          Prepayment Penalties Summary

                                                         Number of          Aggregate Principal            Percent of
Prepayment Penalty Summary                          Mortgage Loans          Balance Outstanding            Loan Group
None                                                           147                  $16,171,092                  16.4 %
12 Months                                                       67                    8,471,909                   8.6
24 Months                                                        1                      102,954                   0.1
36 Months                                                      625                   73,664,905                  74.9
                                                               ---                   ----------                  ----
Total:                                                         840                  $98,410,860                 100.0 %

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 34 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         18

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                               State Distributions

                            Number of             Aggregate Principal           Percent of
States                 Mortgage Loans             Balance Outstanding           Loan Group
Arizona                            17                      $2,287,209                  2.3 %
California                        164                      21,781,929                 22.1
Colorado                           22                       2,884,745                  2.9
Connecticut                        11                       1,472,118                  1.5
Delaware                            8                         919,214                  0.9
Florida                            61                       6,297,178                  6.4
Georgia                             4                         725,114                  0.7
Hawaii                              2                         328,750                  0.3
Idaho                               6                         557,172                  0.6
Illinois                           22                       2,261,478                  2.3
Indiana                            20                       1,812,636                  1.8
Iowa                               22                       1,780,590                  1.8
Kansas                             15                       1,406,658                  1.4
Kentucky                            6                         588,864                  0.6
Louisiana                           9                         787,105                  0.8
Maryland                           26                       3,236,310                  3.3
Massachusetts                      11                       1,360,448                  1.4
Michigan                           37                       3,924,032                  4.0
Minnesota                          35                       3,909,653                  4.0
Mississippi                         1                         133,985                  0.1
Missouri                           35                       3,279,782                  3.3
Montana                             2                         124,946                  0.1
Nebraska                           21                       2,031,213                  2.1
Nevada                             15                       2,239,320                  2.3
New Hampshire                       9                       1,001,576                  1.0
New Jersey                         14                       1,791,726                  1.8
New Mexico                          7                         802,119                  0.8
New York                           52                       7,264,807                  7.4
North Carolina                      1                         123,231                  0.1
Ohio                               23                       2,343,821                  2.4
Oklahoma                           10                         896,660                  0.9
Oregon                             12                       1,721,311                  1.7
Pennsylvania                       41                       4,377,631                  4.4
Rhode Island                        6                         754,467                  0.8
South Carolina                      6                         921,122                  0.9
Tennessee                           9                       1,051,597                  1.1
Texas                              22                       2,656,928                  2.7
Utah                                1                         112,666                  0.1
Washington                         34                       4,242,858                  4.3
Wisconsin                          21                       2,217,890                  2.3
                                   --                       ---------                  ---
Total:                            840                     $98,410,860                100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         19

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                          Original Loan-to-Value Ratios

                                                         Number of             Aggregate Principal              Percent of
Range of Original Loan-to-Value Ratios              Mortgage Loans             Balance Outstanding              Loan Group
50.00% or Less                                                 176                     $18,118,147                    18.4 %
50.01% to 55.00%                                                48                       5,077,364                     5.2
55.01% to 60.00%                                                54                       5,902,724                     6.0
60.01% to 65.00%                                                61                       6,829,645                     6.9
65.01% to 70.00%                                                86                      10,594,274                    10.8
70.01% to 75.00%                                                72                       8,571,843                     8.7
75.01% to 80.00%                                               123                      15,045,595                    15.3
80.01% to 85.00%                                                77                      10,013,826                    10.2
85.01% to 90.00%                                               141                      18,024,334                    18.3
90.01% to 95.00%                                                 2                         233,110                     0.2
                                                                 -                         -------                     ---
Total:                                                         840                     $98,410,860                   100.0 %

Loan-to-Value Ratios Range is from: 7.65% to 94.09%
Weighted Average is: 68.02%

                            Mortgage Loan Age Summary

                                                         Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                          Mortgage Loans             Balance Outstanding              Loan Group
3                                                                1                        $111,716                     0.1 %
4                                                              449                      52,643,937                    53.5
5                                                              329                      39,377,188                    40.0
6                                                               52                       5,563,878                     5.7
7                                                                4                         303,904                     0.3
8                                                                5                         410,238                     0.4
                                                                 -                         -------                     ---
Total:                                                         840                     $98,410,860                   100.0 %

Weighted Average Age (Months) is: 5


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         20

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group I Mortgage Loans

                              Credit Score Summary

                                                         Number of             Aggregate Principal              Percent of
Credit Scores                                       Mortgage Loans             Balance Outstanding              Loan Group
629 to 650                                                      10                        $939,722                     1.0 %
651 to 700                                                     203                      25,320,866                    25.7
701 to 750                                                     319                      38,930,280                    39.6
751 to 800                                                     283                      30,915,264                    31.4
801 to 819                                                      25                       2,304,728                     2.3
                                                                --                       ---------                     ---
Total:                                                         840                     $98,410,860                   100.0 %

Credit Score Range is from: 629 to 819
Weighted Average (scored loans only) is: 730

                              Credit Grade Summary

                                                         Number of             Aggregate Principal              Percent of
Credit Grade                                        Mortgage Loans             Balance Outstanding              Loan Group
CMMC Wholesale/Retail Underwriting:
A*                                                             555                     $64,592,063                    65.6 %
AO                                                             273                      32,178,684                    32.7
A-                                                               5                         601,568                     0.6
B                                                                5                         762,785                     0.8
C                                                                2                         275,760                     0.3
                                                                 -                         -------                     ---
Total:                                                         840                     $98,410,860                   100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         21

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                                 Summary Report

Aggregate Outstanding Principal Balance                  $202,251,993
Aggregate Original Principal Balance                     $203,479,762
Number of Mortgage Loans                                        1,389

                                                           Average(1)                               Minimum                Maximum
                                                           ----------                               -------                -------
Original Principal Balance                                   $146,494                               $18,500               $322,700
Outstanding Principal Balance                                $145,610                               $18,354               $321,380

                                                  Weighted Average(2)                               Minimum                Maximum
                                                  -------------------                               -------                -------
Original Term (mos)                                               343                                   240                    360
Stated Remaining Term (mos)                                       339                                   234                    356
Expected Remaining Term (mos)                                     338                                   226                    356
Loan Age (mos)                                                      4                                     4                      8
Current Interest Rate                                          5.723%                                4.875%                10.200%
Original Loan-to-Value                                         73.27%                                10.00%                 95.00%
Credit Score (3)                                                  721                                   576                    819

                                                             Earliest                                Latest
                                                             --------                                ------
Origination Dates                                             03/2003                               07/2003
Maturity Dates                                                06/2023                               08/2033

Lien Position                                   Percent of Loan Group      Loan Purpose                      Percent of Loan Group
                                                ---------------------                                        ---------------------
1st Lien                                                        100.0 %    Purchase                                            0.5 %
                                                                           Refinance - Rate/Term                              40.4 %
Occupancy                                       Percent of Loan Group      Refinance - Cashout                                59.1 %
                                                ---------------------
Owner-occupied                                                   99.1 %
Second Home                                                       0.1 %    Property Type                     Percent of Loan Group
Investment                                                        0.8 %                                      ---------------------
                                                                           Single Family Detached                             98.8 %
                                                                           Two- to Four-family Dwelling                        0.3 %
Documentation                                   Percent of Loan Group      Unit
                                                ---------------------      Condominium                                         0.8 %
24 Month Bank Statement                                           0.4 %    Manufactured Housing                                0.1 %
Stated Income                                                     8.1 %
Reduced Documentation                                             0.1 %
Full Documentation                                               91.4 %

Year of Origination                             Percent of Loan Group
                                                ---------------------
2003                                                            100.0 %

Notes:

(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         22

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                              Current Mortgage Rate

                                                         Number of             Aggregate Principal              Percent of
Current Mortgage Rates                              Mortgage Loans             Balance Outstanding              Loan Group
4.500% to 4.999%                                                53                      $7,218,379                     3.6 %
5.000% to 5.499%                                               352                      54,514,114                    27.0
5.500% to 5.999%                                               688                      98,844,161                    48.9
6.000% to 6.499%                                               204                      29,348,097                    14.5
6.500% to 6.999%                                                86                      11,510,031                     5.7
7.000% to 7.499%                                                 4                         615,548                     0.3
7.500% to 7.999%                                                 1                         183,309                     0.1
10.000% to 10.499%                                               1                          18,354                     0.0
                                                                 -                          ------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %

Mortgage Rates Range is from: 4.875% to 10.200%
Weighted Average is: 5.723%

                       Remaining Months to Stated Maturity

                                                         Number of             Aggregate Principal              Percent of
Remaining Term (Months)                             Mortgage Loans             Balance Outstanding              Loan Group
229 to 240                                                     167                     $22,605,997                    11.2 %
289 to 300                                                      90                      12,038,637                     6.0
349 to 360                                                   1,132                     167,607,360                    82.9
                                                             -----                     -----------                    ----
Total:                                                       1,389                    $202,251,993                   100.0 %

Remaining Term Range is from (Months): 234 to 356
Weighted Average is (Months): 339


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         23

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                    Original Mortgage Loan Principal Balances

Range of Original Mortgage                               Number of             Aggregate Principal              Percent of
Loan Principal Balances                             Mortgage Loans             Balance Outstanding              Loan Group
$100,000 or Less                                               357                     $29,209,128                    14.4 %
$100,001 to $150,000                                           489                      60,091,162                    29.7
$150,001 to $200,000                                           282                      48,555,182                    24.0
$200,001 to $250,000                                           152                      33,733,719                    16.7
$250,001 to $300,000                                            78                      21,013,474                    10.4
$300,001 to $350,000                                            31                       9,649,330                     4.8
                                                                --                       ---------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %

Original Mortgage Loan Principal Balance Range is from: $18,500 to $322,700 Average is: $146,494

                              Product Type Summary

                                                         Number of             Aggregate Principal              Percent of
Product Type Summary                                Mortgage Loans             Balance Outstanding              Loan Group
20 to 24 Year Fixed Rate Mortgage Loan                         167                     $22,605,997                    11.2 %
25 to 29 Year Fixed Rate Mortgage Loan                          90                      12,038,637                     6.0
30 Year Fixed Rate Mortgage Loan                             1,132                     167,607,360                    82.9
                                                             -----                     -----------                    ----
Total:                                                       1,389                    $202,251,993                   100.0 %

                          Prepayment Penalties Summary

                                                         Number of             Aggregate Principal              Percent of
Prepayment Penalty Summary                          Mortgage Loans             Balance Outstanding              Loan Group
None                                                           217                     $30,601,510                    15.1 %
12 Months                                                       85                      14,489,192                     7.2
24 Months                                                        2                         263,406                     0.1
36 Months                                                    1,085                     156,897,885                    77.6
                                                             -----                     -----------                    ----
Total:                                                       1,389                    $202,251,993                   100.0 %

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 34 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         24

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                               State Distributions

                            Number of              Aggregate Principal          Percent of
States                 Mortgage Loans              Balance Outstanding          Loan Group
Arizona                            47                       $5,910,307                 2.9 %
California                        335                       60,033,924                29.7
Colorado                           20                        2,928,897                 1.4
Connecticut                        29                        4,105,287                 2.0
Delaware                           10                        1,499,833                 0.7
Florida                            95                       11,799,358                 5.8
Georgia                             3                          296,302                 0.1
Hawaii                              2                          382,024                 0.2
Idaho                               6                          639,615                 0.3
Illinois                           47                        7,154,454                 3.5
Indiana                            30                        3,036,771                 1.5
Iowa                               18                        1,775,064                 0.9
Kansas                              9                        1,136,143                 0.6
Kentucky                            7                          738,026                 0.4
Louisiana                           9                          816,656                 0.4
Maine                               7                          842,721                 0.4
Maryland                           46                        7,044,052                 3.5
Massachusetts                      34                        5,773,461                 2.9
Michigan                           65                        7,817,690                 3.9
Minnesota                          80                       12,400,395                 6.1
Mississippi                         3                          268,387                 0.1
Missouri                           38                        3,938,141                 1.9
Montana                             2                          238,520                 0.1
Nebraska                           20                        1,899,301                 0.9
Nevada                             21                        2,884,873                 1.4
New Hampshire                      14                        2,292,675                 1.1
New Jersey                         32                        4,395,579                 2.2
New Mexico                          2                          190,305                 0.1
New York                           66                       11,895,428                 5.9
North Dakota                        1                          114,289                 0.1
Ohio                               38                        3,926,573                 1.9
Oklahoma                           14                        1,387,735                 0.7
Oregon                             28                        3,769,016                 1.9
Pennsylvania                       58                        7,356,437                 3.6
Rhode Island                       17                        2,347,027                 1.2
South Carolina                     11                        1,748,735                 0.9
South Dakota                        1                          174,844                 0.1
Tennessee                           9                          945,880                 0.5
Texas                              22                        2,824,107                 1.4
Utah                                2                          237,316                 0.1
Vermont                             1                          173,240                 0.1
Washington                         63                       10,067,825                 5.0
Wisconsin                          26                        2,937,455                 1.5
Wyoming                             1                          107,325                 0.1
                                    -                          -------                 ---
Total:                          1,389                     $202,251,993               100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         25

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                          Original Loan-to-Value Ratios

                                                         Number of             Aggregate Principal              Percent of
Range of Original Loan-to-Value Ratios              Mortgage Loans             Balance Outstanding              Loan Group
50.00% or Less                                                 152                     $18,802,219                     9.3 %
50.01% to 55.00%                                                62                       9,413,429                     4.7
55.01% to 60.00%                                                75                      10,460,870                     5.2
60.01% to 65.00%                                                94                      13,270,855                     6.6
65.01% to 70.00%                                               108                      16,450,302                     8.1
70.01% to 75.00%                                               127                      18,807,276                     9.3
75.01% to 80.00%                                               273                      40,904,617                    20.2
80.01% to 85.00%                                               156                      22,533,714                    11.1
85.01% to 90.00%                                               334                      50,523,547                    25.0
90.01% to 95.00%                                                 8                       1,085,165                     0.5
                                                                 -                       ---------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %

Loan-to-Value Ratios Range is from: 10.00% to 95.00%
Weighted Average is: 73.27%

                            Mortgage Loan Age Summary

                                                         Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                          Mortgage Loans             Balance Outstanding              Loan Group
4                                                              765                    $113,686,908                    56.2 %
5                                                              583                      83,785,498                    41.4
6                                                               22                       2,510,199                     1.2
7                                                               12                       1,417,025                     0.7
8                                                                7                         852,363                     0.4
                                                                 -                         -------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %

Weighted Average Age (Months) is: 4


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         26

                                                   Computational Materials for
                                                          CFLAT Series 2003-C2
------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-C2
                             Group II Mortgage Loans

                              Credit Score Summary

                                                         Number of             Aggregate Principal              Percent of
Credit Scores                                       Mortgage Loans             Balance Outstanding              Loan Group
576 to 600                                                       1                        $120,972                     0.1 %
601 to 650                                                      15                       2,830,606                     1.4
651 to 700                                                     470                      71,725,489                    35.5
701 to 750                                                     504                      72,912,908                    36.1
751 to 800                                                     380                      52,376,548                    25.9
801 to 819                                                      19                       2,285,470                     1.1
                                                                --                       ---------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %

Credit Score Range is from: 576 to 819
Weighted Average (scored loans only) is: 721

                              Credit Grade Summary

                                                         Number of             Aggregate Principal              Percent of
Credit Grade                                        Mortgage Loans             Balance Outstanding              Loan Group
CMMC Wholesale/Retail Underwriting:
A*                                                             863                    $123,522,636                    61.1 %
AO                                                             486                      73,154,077                    36.2
A-                                                              17                       2,633,407                     1.3
B                                                               16                       1,888,087                     0.9
B-                                                               4                         667,833                     0.3
C                                                                3                         385,953                     0.2
                                                                 -                         -------                     ---
Total:                                                       1,389                    $202,251,993                   100.0 %


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]
      JPMorgan                         27